Exhibit 99.2

A YEAR
OF GROWTH

DIGITAL REALTY TRUST

Supplemental Operating and Financial Data

FIRST QUARTER: March 31, 2011

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income, trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and redevelopment activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	our difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2010, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. The Company’s 96 properties, excluding two properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 16.9 million net rentable square feet, including approximately 2.2 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located throughout North America, Europe and Asia. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Jefferies	JMP Securities	Deutsche Bank	Macquarie
Andrew Rosivach	Omotayo Okusanya	William C. Marks	John Perry	Rob Stevenson
(415) 249-7941	(212) 336-7076	(415) 835-8944	(212) 250-4912	(212) 231-8068

Suzanne Kim	Jonathan Petersen	Mitch Germain	Vincent Chao	Nicolas Yulico
(415) 249-7943	(212) 336-7454	(212) 906-3546	(212) 250-6799	(212) 231-8028

Green Street	FBR	Citigroup	Baird	Bank of America
John Stewart	Sri Nagarajan	Michael Bilerman	Christopher R. Lucas	James Feldman
(949) 640-8780	(646) 885-5429	(212) 816-1685	(703) 821-5780	(646) 855-5808

Lukas Hartwich	Evan Smith	Mark Montandon	David S. Nebinski	Michelle Ko
(949) 640-8780	(646) 885-6431	(212) 816-6243	(703) 918-7854	(646) 855-1802

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI	Stifel Nicolaus
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa	Todd Weller
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462	(443) 224-1305

Mike Carroll	William A. Crowe	Craig Mailman	George Auerbach	Ben Lowe
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9459	(443) 224-1264

Guggenheim	Barclays Capital	Goldman Sachs	UBS
Michael Bowen	Ross Smotrich	Sloan Bohlen	Ross Nussbaum
(212) 381-4162	(212) 526-2306	(212) 902-2796	(212) 713-2484

Brian Siu	Matthew Rand	Conor Fennerty
(212) 292-4778	(212) 526-0248	(212) 902-4227

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbol:

Common Stock:	DLR

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)

Moody’s
Issuer Rating	Baa2	(Stable Outlook)

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+	(Stable Outlook)

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty Trust’s common stock (DLR):

	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010
High Price *	$59.34	$62.40	$64.06	$64.17	$56.60
Low Price *	$50.63	$47.42	$56.23	$51.77	$46.21
Closing Price, end of quarter *	$58.14	$51.54	$61.70	$57.68	$54.20
Average daily trading volume *	1,192,245	1,665,345	1,094,573	1,254,652	975,779
Indicated dividend per common share **	$2.720	$2.120	$2.120	$1.920	$1.920
Closing annual dividend yield, end of quarter	4.7%	4.1%	3.4%	3.3%	3.5%
Closing shares and units outstanding, end of quarter ***	97,555,237	96,622,670	94,895,869	92,586,978	83,638,744
Closing market value of shares and units outstanding (thousands), end of quarter	$5,671,861	$4,979,932	$5,855,075	$5,340,417	$4,533,220

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of March 31, 2011, the total number of shares and units includes 92,078,429 shares of common stock, 3,810,814 common units held by third parties and 1,665,994 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Ownership Structure

As of March 31, 2011

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	92,078,429	94.4%
Cambay Tele.com, LLC (3)	3,810,814	3.9%
Directors, Executive Officers and Others	1,665,994	1.7%

Total	97,555,237	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes all unexercised common stock options.
(2)	The total number of shares and units includes 92,078,429 shares of common stock, 3,810,814 common units held by third parties and 1,665,994 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(3)	These third-party contributors received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Shares and Units at End of Quarter

Common shares outstanding	92,078,429	91,159,221	89,419,253	87,049,946	78,176,655
Common units outstanding	5,476,808	5,463,449	5,476,616	5,537,032	5,462,089

Total shares and operating partnership units	97,555,237	96,622,670	94,895,869	92,586,978	83,638,744

Enterprise Value

Market value of common equity (1)	$5,671,861	$4,979,932	$5,855,075	$5,340,417	$4,533,220
Liquidation value of preferred equity	508,619	519,681	582,931	686,611	686,637
Total debt at balance sheet carrying value	3,055,429	2,806,954	2,721,599	2,124,710	2,168,209

Total enterprise value	$9,235,909	$8,306,567	$9,159,605	$8,151,738	$7,388,066

Total debt/Total enterprise value	33.1%	33.8%	29.7%	26.1%	29.3%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$5,455,314	$5,245,177	$4,953,540	$4,094,476	$4,003,523
Total assets	5,537,345	5,329,483	5,170,899	4,501,032	4,147,586
Total liabilities	3,498,272	3,274,820	3,122,030	2,469,143	2,499,081

Selected Operating Data

Total operating revenues	$250,741	$238,672	$237,486	$197,464	$191,779
Total operating expenses	176,076	166,112	177,085	143,314	136,584
Interest expense	36,082	36,583	36,737	33,162	30,902
Net income	39,012	36,298	23,626	19,902	25,586
Net income available to common stockholders	30,980	24,865	9,639	9,091	14,744

Financial Ratios

EBITDA (2)	$142,023	$138,994	$117,930	$104,188	$103,894
Adjusted EBITDA (3)	$150,055	$150,427	$131,917	$114,999	$114,736
Cash interest expense (4)	$45,208	$27,404	$36,851	$27,062	$22,231
Fixed charges (5)	$55,630	$38,831	$49,621	$40,613	$35,326
Debt service coverage ratio (6)	3.3x	5.5x	3.6x	4.2x	5.2x
Fixed charge coverage ratio (7)	2.7x	3.9x	2.7x	2.8x	3.2x

Profitability Measures

Net income per common share - basic	$0.34	$0.27	$0.11	$0.11	$0.19
Net income per common share - diluted	$0.33	$0.27	$0.11	$0.11	$0.18
Funds From Operations (FFO) per diluted share and unit (8)	$1.02	$0.98	$0.81	$0.76	$0.81
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.90	$0.87	$0.75	$0.65	$0.67
Dividends per share and common unit	$0.68	$0.53	$0.53	$0.48	$0.48
Diluted FFO payout ratio (10)	66.9%	53.9%	65.4%	63.4%	59.2%
Diluted AFFO payout ratio (11)	75.4%	60.8%	70.7%	73.3%	71.4%

Portfolio Statistics

Buildings	133	132	131	122	118
Properties	96	96	95	87	84
Net rentable square feet, excluding redevelopment space	14,628,267	14,584,914	14,456,127	13,270,035	13,211,992
Square feet held for redevelopment (12)	2,236,745	2,166,848	1,925,135	1,916,028	1,828,598
Occupancy at end of quarter (13)	93.5%	94.6%	95.0%	95.0%	95.2%
Weighted average remaining lease term (years) (14)	6.9	6.9	6.9	7.2	7.2
Same store occupancy at end of quarter (13)(15)	93.8%	94.9%	94.8%	94.9%	95.2%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested and unvested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 31. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 31. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 31. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	For a definition and discussion of AFFO, see page 31. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Weighted average remaining lease term excludes renewal options, weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2009.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	March 31, 2011	December 31, 2010
	(unaudited)
ASSETS

Investments in real estate
Land	$480,788	$478,629
Acquired ground leases	6,666	6,374
Buildings and improvements	4,662,458	4,459,047
Tenant improvements	287,440	283,492

Investments in real estate	5,437,352	5,227,542
Accumulated depreciation and amortization	(720,610)	(660,700)

Net investments in properties	4,716,742	4,566,842
Investment in unconsolidated joint ventures	17,962	17,635

Net investments in real estate	4,734,704	4,584,477

Cash and cash equivalents	44,368	11,719

Accounts and other receivables, net of allowance for doubtful accounts of $2,331 and $3,250 as of March 31, 2011 and December 31, 2010, respectively	78,992	70,337
Deferred rent	203,708	190,067
Acquired above market leases, net	37,421	40,539
Acquired in place lease value and deferred leasing costs, net	327,625	334,366
Deferred financing costs, net	23,836	22,825
Restricted cash	59,836	60,062
Other assets	26,855	15,091

Total Assets	$5,537,345	$5,329,483

LIABILITIES AND EQUITY

Revolving credit facility	$209,687	$333,534
Unsecured senior notes, net of discount	1,465,351	1,066,030
Exchangeable senior debentures, net of discount	318,669	353,702
Mortgage loans	1,051,222	1,043,188
Other secured loans	10,500	10,500
Accounts payable and other accrued liabilities	265,714	237,631
Accrued dividends and distributions	—	51,210
Acquired below market leases, net	89,018	93,250
Security deposits and prepaid rents	88,111	85,775

Total Liabilities	3,498,272	3,274,820

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series C Cumulative Convertible Preferred Stock, 4.375%, $167,499 and $174,999 liquidation preference, respectively ($25.00 per share), 6,699,955 and 6,999,955 issued and outstanding, respectively	161,822	169,067
Series D Cumulative Convertible Preferred Stock, 5.500%, $341,120 and $344,683 liquidation preference, respectively ($25.00 per share), 13,644,790 and 13,787,300 issued and outstanding, respectively	329,829	333,274
Common Stock: $0.01 par value, 145,000,000 authorized, 92,078,429 and 91,159,221 shares issued and outstanding as of March 31, 2011 and December 31, 2010, respectively	917	909
Additional paid-in capital	1,854,424	1,849,497
Dividends in excess of earnings	(379,627)	(348,148)
Accumulated other comprehensive income, net	(23,570)	(42,081)

Total stockholders’ equity	1,943,795	1,962,518

Noncontrolling interests:
Noncontrolling interest in operating partnership	55,669	52,436
Noncontrolling interest in consolidated joint ventures	39,609	39,709

Total noncontrolling interests	95,278	92,145

Total Equity	2,039,073	2,054,663

Total Liabilities and Equity	$5,537,345	$5,329,483

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10

Rental	$196,795	$189,684	$184,256	$156,831	$151,306
Tenant reimbursements	51,834	46,451	52,975	39,597	39,059
Construction management fee	1,817	2,166	255	1,036	1,414
Other	295	371	—	—	—

Total operating revenues	250,741	238,672	237,486	197,464	191,779

Rental property operating and maintenance	71,723	69,732	73,866	53,935	52,595
Property taxes	13,471	4,933	14,030	12,748	12,721
Insurance	2,051	2,384	2,168	1,846	1,735
Construction management	1,737	231	290	471	647
Depreciation and amortization	73,918	76,383	70,128	59,860	57,532
General and administrative	12,405	12,225	11,878	12,574	10,519
Transactions	681	224	4,666	1,715	833
Other	90	—	59	165	2

Total operating expenses	176,076	166,112	177,085	143,314	136,584

Operating income	74,665	72,560	60,401	54,150	55,195

Equity in earnings of unconsolidated joint ventures	1,208	1,260	1,061	955	1,978
Interest and other income	264	224	327	34	31
Interest expense	(36,082)	(36,583)	(36,737)	(33,162)	(30,902)
Tax expense	(428)	(258)	(343)	(534)	(716)
Loss from early extinguishment of debt	(615)	(905)	(1,083)	(1,541)	—

Net income	39,012	36,298	23,626	19,902	25,586
Net income attributable to noncontrolling interests	(1,510)	(1,077)	(590)	(710)	(741)

Net income attributable to Digital Realty Trust, Inc.	37,502	35,221	23,036	19,192	24,845
Preferred stock dividends	(6,522)	(7,608)	(9,194)	(10,101)	(10,101)
Costs on redemption of preferred stock	—	(2,748)	(4,203)	—	—

Net income available to common stockholders	$30,980	$24,865	$9,639	$9,091	$14,744

Net income per share available to common stockholders - basic	$0.34	$0.27	$0.11	$0.11	$0.19
Net income per share available to common stockholders - diluted	$0.33	$0.27	$0.11	$0.11	$0.18
Weighted-average shares outstanding - basic	91,428,355	90,698,033	87,908,953	80,542,329	77,770,691
Weighted-average shares outstanding - diluted	92,600,215	92,448,830	90,136,911	83,021,817	80,612,660
Weighted-average fully diluted shares and units	98,117,454	97,330,548	95,042,658	88,295,639	86,075,069

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$30,980	$24,865	$9,639	$9,091	$14,744

Adjustments:

Noncontrolling interests in operating partnership	1,652	1,336	537	560	973
Real estate related depreciation and amortization (1)	73,506	75,983	69,810	59,517	57,175
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	892	724	1,058	688	773

FFO available to common stockholders and unitholders	$107,030	$102,908	$81,044	$69,856	$73,665

FFO per share and unit:
Basic	$1.11	$1.08	$0.87	$0.81	$0.89
Diluted (2)	$1.02	$0.98	$0.81	$0.76	$0.81

Weighted-average shares and units outstanding - basic	96,303	95,580	93,421	86,150	83,233
Weighted-average shares and units outstanding - diluted (2)	115,730	115,618	113,235	106,386	104,142

(1) Real estate depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$73,918	$76,383	$70,128	$59,860	$57,532
Non-real estate depreciation	(412)	(400)	(318)	(343)	(357)

	$73,506	$75,983	$69,810	$59,517	$57,175

(2)    At March 31, 2011, we had 6,700 series C convertible preferred shares and 13,645 series D convertible preferred shares outstanding that were convertible into 3,652 common shares and 8,333 common shares on a weighted average basis for the three months ended March 31, 2011, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,270 common shares on a weighted average basis for the three months ended March 31, 2011. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$107,030	$102,908	$81,044	$69,856	$73,665
Add: Series C convertible preferred dividends	1,832	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	4,690	4,739	4,739	4,742	4,742
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders — diluted	$117,602	$113,611	$91,747	$80,562	$84,371

Weighted average common stock and units outstanding	96,303	95,580	93,421	86,150	83,233
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	1,172	1,751	1,622	2,146	2,842
Add: Effect of dilutive series C convertible preferred stock	3,652	3,703	3,666	3,657	3,657
Add: Effect of dilutive series D convertible preferred stock	8,333	8,314	8,316	8,238	8,215
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,270	6,270	6,210	6,195	6,195

Weighted average common stock and units outstanding — diluted	115,730	115,618	113,235	106,386	104,142

Note: For a definition and discussion of FFO, see page 31.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Reconciliation of FFO to AFFO (Note):

FFO available to common stockholders and unitholders	$107,030	$102,908	$81,044	$69,856	$73,665

Adjustments:

Non-real estate depreciation	412	400	318	343	357
Amortization of deferred financing costs	2,451	2,410	2,715	2,929	2,406
Amortization of debt discount	998	933	781	1,082	1,025
Non-cash compensation	2,963	2,803	2,942	3,229	2,188
Loss from early extinguishment of debt	615	905	1,083	1,541	—
Straight line rents	(12,749)	(11,948)	(11,861)	(10,560)	(11,099)
Above and below market rent amortization	(1,814)	(1,813)	(1,800)	(2,422)	(2,283)
Capitalized leasing compensation	(2,443)	(1,930)	(1,760)	(2,026)	(1,887)
Recurring capital expenditures and tenant improvements	(687)	(2,667)	(735)	(178)	(2,024)
Capitalized leasing commissions	(3,029)	(4,797)	(2,925)	(4,866)	(3,156)
Costs on redemption of preferred stock	—	2,748	4,203	—	—

AFFO available to common stockholders and unitholders	$93,747	$89,952	$74,005	$58,928	$59,192

Note: For a definition and discussion of AFFO, see page 31 For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10

Net income available to common stockholders	$30,980	$24,865	$9,639	$9,091	$14,744

Interest	36,082	36,583	36,737	33,162	30,902
Loss from early extinguishment of debt	615	905	1,083	1,541	—
Taxes	428	258	343	534	716
Depreciation and amortization	73,918	76,383	70,128	59,860	57,532

EBITDA	142,023	138,994	117,930	104,188	103,894

Noncontrolling interests	1,510	1,077	590	710	741
Preferred stock dividends	6,522	7,608	9,194	10,101	10,101
Costs on redemption of preferred stock	—	2,748	4,203	—	—

Adjusted EBITDA	$150,055	$150,427	$131,917	$114,999	$114,736

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 31.

Financial Ratios

(unaudited and in thousands)

	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10

Total GAAP interest expense	$36,082	$36,583	$36,737	$33,162	$30,902
Capitalized interest	4,666	3,100	2,723	2,511	1,907
Change in accrued interest and other non-cash amounts	4,460	(12,279)	(2,609)	(8,611)	(10,578)

Cash interest expense (a)	45,208	27,404	36,851	27,062	22,231
Scheduled debt principal payments and preferred dividends	10,422	11,427	12,770	13,551	13,095

Total fixed charges (b)	$55,630	$38,831	$49,621	$40,613	$35,326

Debt service coverage ratio based on GAAP interest expense (c)	4.2x	4.1x	3.6x	3.5x	3.7x
Debt service coverage ratio based on cash interest expense (c)	3.3x	5.5x	3.6x	4.2x	5.2x
Fixed charge coverage ratio based on GAAP interest expense (d)	3.2x	3.1x	2.7x	2.5x	2.6x
Fixed charge coverage ratio based on cash interest expense (d)	2.7x	3.9x	2.7x	2.8x	3.2x
Debt to total enterprise value including debt and preferred equity (e)	33.1%	33.8%	29.7%	26.1%	29.3%
Debt plus preferred stock to total enterprise value including debt and preferred equity (f)	38.6%	40.0%	36.1%	34.5%	38.6%
Pretax income to interest expense (g)	2.1x	2.0x	1.6x	1.6x	1.8x
Net Debt to Adjusted EBITDA (h)	5.0x	4.6x	5.0x	3.9x	4.6x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges, see page 7.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income, including interest, divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Operating Revenues:

Rental	$153,169	$151,863	$148,832	$143,666	$142,035
Tenant reimbursements - Utilities	22,050	20,614	23,879	19,410	18,145
Tenant reimbursements - Other	16,369	13,312	16,477	16,463	17,694
Construction management fee	—	—	—	—	—
Other	295	371	—	—	—

Total operating revenues	191,883	186,160	189,188	179,539	177,874

Operating Expenses:

Rental property operating and maintenance - Utilities	27,860	25,290	30,487	24,417	24,876
Rental property operating and maintenance - Other	23,666	25,203	24,624	23,250	23,271
Property taxes	10,978	5,253	11,628	11,071	11,464
Insurance	1,543	1,581	1,777	1,743	1,662
Construction management	—	—	—	—	—
Depreciation and amortization	58,668	61,342	56,308	55,419	54,348
General and administrative (2)	12,405	12,225	11,878	12,574	10,519
Transactions	—	—	—	—	—
Other	90	—	59	165	2

Total operating expenses	135,210	130,894	136,761	128,639	126,142

Operating income	56,673	55,266	52,427	50,900	51,732

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	1,249	1,270	1,177	955	1,978
Interest and other income	255	213	297	34	31
Interest expense (3)	(35,914)	(36,392)	(36,647)	(33,162)	(30,902)
Tax expense	(417)	(258)	(347)	(530)	(716)
Loss from early extinguishment of debt	(615)	(905)	(1,083)	(1,541)	—

Net income	$21,231	$19,194	$15,824	$16,656	$22,123

New properties (1)
Operating Revenues:

Rental	$43,626	$37,821	$35,424	$13,165	$9,271
Tenant reimbursements - Utilities	10,866	10,667	12,344	2,410	2,872
Tenant reimbursements - Other	2,549	1,858	275	1,314	348
Construction management fee	1,817	2,166	255	1,036	1,414
Other	—	—	—	—	—

Total operating revenues	58,858	52,512	48,298	17,925	13,905

Operating Expenses:
Rental property operating and maintenance - Utilities	11,305	10,776	12,045	3,540	3,787
Rental property operating and maintenance - Other	8,892	8,463	6,710	2,728	661
Property taxes	2,493	(320)	2,402	1,677	1,257
Insurance	508	803	391	103	73
Construction management fee	1,737	231	290	471	647
Depreciation and amortization	15,250	15,041	13,820	4,441	3,184
General and administrative (2)	—	—	—	—	—
Transactions	681	224	4,666	1,715	833
Other	—	—	—	—	—

Total operating expenses	40,866	35,218	40,324	14,675	10,442

Operating income	17,992	17,294	7,974	3,250	3,463

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	(41)	(10)	(116)	—	—
Interest and other income	9	11	30	—	—
Interest expense (3)	(168)	(191)	(90)	—	—
Tax expense	(11)	—	4	(4)	—
Loss from early extinguishment of debt	—	—	—	—	—

Net Income	$17,781	$17,104	$7,802	$3,246	$3,463

(1)	Same store properties are properties that were acquired on or before December 31, 2009 and new properties are properties acquired after December 31, 2009.
(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(3)	Interest expense on our revolving credit facility is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	31-Mar-11	31-Dec-10	Percentage Change	31-Mar-10	Percentage Change

Rental (2)	$153,169	$151,863	0.9%	$142,035	7.8%
Tenant reimbursements - Utilities	22,050	20,614	7.0%	18,145	21.5%
Tenant reimbursements - Other	16,369	13,312	23.0%	17,694	(7.5%)

	191,588	185,789	3.1%	177,874	7.7%

Rental property operating and maintenance - Utilities	27,860	25,290	10.2%	24,876	12.0%
Rental property operating and maintenance - Other	23,666	25,203	(6.1%)	23,271	1.7%
Property taxes	10,978	5,253	109.0%	11,464	(4.2%)
Insurance	1,543	1,581	(2.5%)	1,662	(7.2%)

	64,047	57,327	11.7%	61,273	4.5%

Net Operating Income (3)	$127,541	$128,462	(0.7%)	$116,601	9.4%

Same store occupancy at end of quarter (4)	93.8%	94.9%		95.2%

(1)	Same store properties were acquired on or before December 31, 2009.
(2)	For the periods presented, same store straight-line rent was $10,655, $8,022, and $11,099, respectively, and non-cash purchase accounting adjustments were $1,860, $1,677, and $2,283, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 31.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of March 31, 2011	% of Debt	Interest Rate as of March 31, 2011	Interest Rate as of March 31, 2011 including caps and swaps
Revolving Credit Facility
Revolving credit facility	August 31, 2012 (1)	209,687	6.9%	1.44%

		$209,687	6.9%
Unsecured senior notes:
Prudential Shelf Facility:
Series A	July 24, 2011	25,000	0.8%	7.00%
Series B	November 5, 2013	33,000	1.1%	9.32%
Series C	January 6, 2016	25,000	0.8%	9.68%
Series D	January 20, 2015	50,000	1.6%	4.57%
Series E	January 20, 2017	50,000	1.6%	5.73%
Series F	February 3, 2015	17,000	0.6%	4.50%

Total Prudential Shelf Facility		$200,000	6.5%

Senior Notes:
5.875% notes due 2020	February 1, 2020	500,000	16.4%	5.88%
4.50% notes due 2015	July 15, 2015	375,000	12.3%	5.25%
5.25% notes due 2021	March 15, 2021	400,000	13.1%	4.50%
Unamortized discounts		(9,649)	-0.3%

Total senior notes		$1,265,351	41.5%

Total unsecured senior notes		$1,465,351	48.0%

Exchangeable senior debentures:
4.125% exchangeable senior debentures due 2026	August 15, 2026	52,908	1.7%	6.75%
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	8.7%	5.50%
Unamortized discount		(639)	0.0%

Total exchangeable senior debentures		$318,669	10.4%

Mortgage loans:
6 Braham Street	April 10, 2011	19,875	0.7%	1.72%	5.84%
114 Rue Ambroise Croizat	January 18, 2012	43,652	1.4%	2.59%	5.13%
Unit 9, Blanchardstown Corporate Park	January 18, 2012	37,530	1.2%	2.59%	5.35%
Datacenter Park — Dallas	September 15, 2012 (1)	16,150	0.5%	5.00%
1350 Duane Avenue/3080 Raymond Street	October 1, 2012	52,800	1.7%	5.42%
800 Central Expressway	June 9, 2013	10,000	0.3%	5.75%	5.75%
1201 Comstock Street	June 25, 2013 (1)	16,777	0.5%	3.74%
Paul van Vlissingenstraat 16	July 18, 2013	14,727	0.5%	2.84%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	10,655	0.3%	2.74%	5.57%
3 Corporate Place	August 1, 2013 (1)	80,000	2.6%	6.72%
1500 Space Park Drive	October 5, 2013	39,428	1.3%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013	9,377	0.3%	2.74%	5.49%
Mundells Roundabout	November 30, 2013	68,640	2.2%	2.02%	4.18%
Clonshaugh Industrial Estate II	September 4, 2014	42,474	1.4%	5.74%	7.20%
Cressex 1	October 16, 2014	29,021	0.9%	5.68%	5.68%
Manchester Technopark	October 16, 2014	8,829	0.3%	5.68%
Secured Term Debt	November 11, 2014	140,840	4.6%	5.65%
200 Paul Avenue 1-4	October 8, 2015	75,743	2.5%	5.74%
600 West Seventh Street	March 15, 2016	53,803	1.8%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016	54,129	1.8%	5.95%
2334 Lundy Place	November 11, 2016	39,367	1.3%	5.96%
1100 Space Park Drive	December 11, 2016	54,118	1.8%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017	66,207	2.2%	5.93%
150 South First Street	February 6, 2017	51,985	1.7%	6.30%
731 East Trade Street	July 1, 2020	5,014	0.2%	8.22%
1125 Energy Park Drive	March 1, 2032	9,020	0.3%	7.62%
Unamortized net premiums		1,061	0.1%

		$1,051,222	34.4%

Other secured loans:

800 Central Expressway Mezzanine	June 9, 2013	10,500	0.3%	9.50%	9.50%

Total other secured loans:		$10,500	0.3%

Total Consolidated Debt		$3,055,429	100.0%

Weighted average cost of debt (including interest rate caps and swaps)					5.32%

(1)	Assumes all extensions will be exercised.

Credit Facility

(in thousands)

	Maximum Available as of March 31, 2011	Available as of March 31, 2011 (1)	Drawn as of March 31, 2011
Revolving Credit Facility	$750,000	$510,000	$209,687

(1)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Amount Committed

1	Bank of America, N.A. / Merrill Lynch Capital Corporation	$130,000

2	Credit Suisse, Cayman Islands Branch	90,000

3	Citicorp North America, Inc.	85,000

4	Morgan Stanley Bank, National Association	75,000

5	Deutsche Bank	70,000

6	The Royal Bank of Scotland PLC	70,000

7	Royal Bank of Canada, New York Branch	65,000

8	Raymond James Bank, FSB	50,000

9	UBS Loan Finance LLC	25,000

10	JPMorgan Chase	25,000

11	Allied Irish Banks, p.l.c.	15,000

12	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000

13	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000

14	Comerica Bank	10,000

15	First Commercial Bank New York Agency	10,000

	Total Commitments - Revolving Credit Facility	$750,000

Note: The revolving credit facility has a $515.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Debt Maturities

(unaudited, in thousands)

		Remainder of
		2011	2012	2013	2014	2015	Thereafter	Total

Revolving Credit Facility	(1)	$—	$209,687	$—	$—	$—	$—	$209,687
Unsecured senior notes		25,000	—	33,000	—	67,000	75,000	200,000
Secured Term Debt	(2)	2,012	2,836	3,026	132,966	—	—	140,840
3 Corporate Place	(1)	—	—	80,000	—	—	—	80,000
200 Paul Avenue 1-4		1,285	1,812	1,932	2,048	68,666	—	75,743
Mundells Roundabout		—	—	68,640	—	—	—	68,640
2045 & 2055 LaFayette Street		656	941	999	1,061	1,126	61,424	66,207
34551 Ardenwood Boulevard 1-4		502	711	765	812	862	50,477	54,129
1100 Space Park Drive		508	720	774	821	872	50,423	54,118
600 West Seventh Street		1,094	1,535	1,626	1,723	1,825	46,000	53,803
1350 Duane Avenue/3080 Raymond Street		—	52,800	—	—	—	—	52,800
150 South First Street		477	679	733	781	832	48,483	51,985
114 Rue Ambroise Croizat		522	43,130	—	—	—	—	43,652
Clonshaugh Industrial Estate II		—	—	—	42,474	—	—	42,474
1500 Space Park Drive		1,554	2,192	35,682	—	—	—	39,428
2334 Lundy Place		364	516	556	590	627	36,714	39,367
Unit 9, Blanchardstown Corporate Park		449	37,081	—	—	—	—	37,530
Cressex 1		369	491	491	27,670	—	—	29,021
6 Braham Street		19,875	—	—	—	—	—	19,875
1201 Comstock Street	(1)	614	16,163	—	—	—	—	16,777
Datacenter Park – Dallas	(1)	500	15,650	—	—	—	—	16,150
Paul van Vlissingenstraat 16		178	238	14,311	—	—	—	14,727
800 Central Expressway Mezzanine		—	—	10,500	—	—	—	10,500
Chemin de l’Epinglier 2		129	172	10,354	—	—	—	10,655
800 Central Expressway		—	—	10,000	—	—	—	10,000
Gyroscoopweg 2E-2F		113	151	9,113	—	—	—	9,377
1125 Energy Park Drive		115	165	179	194	210	8,157	9,020
Manchester Technopark		112	150	150	8,417	—	—	8,829
731 East Trade Street		208	297	323	350	416	3,420	5,014
5.875% notes due 2020		—	—	—	—	—	500,000	500,000
4.50% notes due 2015		—	—	—	—	375,000	—	375,000
5.25% notes due 2021		—	—	—	—	—	400,000	400,000
5.50% exchangeable senior debentures due 2029	(3)	—	—	—	266,400	—	—	266,400
4.125% exchangeable senior debentures due 2026	(4)	52,908	—	—	—	—	—	52,908

Total		$109,544	$388,117	$283,154	$486,307	$517,436	$1,280,098	$3,064,656

Weighted Average Term to Initial Maturity	(3)(4)		5 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(3)(4)		5.2 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(4)	Assumes maturity of 4.125% exchangeable senior debentures due 2026 at first redemption date in August 2011.

Note: Total excludes $1,061 of loan premiums, net and ($7,767), ($986), and ($896) of debt discount on 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, and 5.25% unsecured senior notes due 2021, respectively, and ($639) on 4.125% exchangeable senior debentures due 2026.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of March 31, 2011
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021		Revolving Credit Facility (2)
	Required	Actual	Required	Actual

Total Outstanding Debt / Total Assets (3)	Less than 60%	41%	Less than 65%(4)	41%

Secured Debt / Total Assets (5)	Less than 40%	14%	Less than 60%	15%

Total Unencumbered Assets / Unsecured Debt	Greater than 150%	274%		N/A

Consolidated EBITDA / Interest Expense (6)	Greater than 1.50x	3.1 x		N/A

Fixed Charge Coverage		N/A	Greater than 1.40x	2.7 x

Unsecured Debt / Total Unencumbered Asset Value (7)		N/A	Less than 70%	46%

Unencumbered Assets Debt Service Coverage Ratio		N/A	Greater than 1.50x	3.9 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the indenture dated July 8, 2010, which governs the 4.50% Notes due 2015, the Indenture dated March 8, 2011 which governs the 5.25% Notes due 2021; and the Revolving Credit Facility Agreement, as amended, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	Under the Revolving Credit Agreement, no rent leveling adjustments are included in the calculation of Adjusted EBITDA or Adjusted Net Operating Income.
(3)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.25% for Data Center Assets and 7.25% for all other Assets.
(4)	A one-time right exists to maintain Consolidated Debt to Total Asset Value greater than 65.0% but less than 70.0% for up to two consecutive fiscal quarters.
(5)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Revolving Credit Facility.
(6)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(7)	Assets must satisfy certain conditions to qualify for inclusion in the Unencumbered Asset pool under the Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Portfolio Summary

As of March 31, 2011

	3/31/2011	12/31/2010
Number of Properties:
Domestic	80	80
International	16	16

	96 (1)	96 (1)

Number of Buildings:
Domestic	113	112
International	20	20

	133	132

Number of Markets:
Domestic	20	20
International	8	8

	28	28

Net Rentable Square Feet:
Domestic	13,282,702	13,247,658
International	1,345,565	1,337,256

	14,628,267	14,584,914

Redevelopment Square Feet:
Domestic	1,752,152	1,673,946
International	484,593	492,902

	2,236,745	2,166,848

Portfolio Occupancy (2)	93.5%	94.6%

Same Store Pool Occupancy (2)	93.8%	94.9%

Average Original Lease Term (years)	13.6	13.6

Average Remaining Lease Term (years)	6.9	6.9

Lease Expirations (through 2012)	8.3%	10.7%

(1)	Excludes two properties held as investments in unconsolidated joint ventures and developable land.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Properties Acquired

For the three months ended March 31, 2011

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied

NO ACQUISITION DURING THE THREE MONTHS ENDED MARCH 31, 2011

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Occupancy Analysis

As of March 31, 2011

(Dollar amounts in thousands)

				Net Rentable Square Feet			Occupancy (2)					Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property		Acquisition date	Property Type		Redevelopment Space	Annualized Rent ($000) (1)	As of 03/31/11	As of 12/31/10	As of 9/30/10	As of 6/30/10	As of 3/31/10

NORTH AMERICA

Silicon Valley
3011 Lafayette Street		Jan-07	Corporate Datacenters	90,780	—	9,947	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	1.4%
1350 Duane & 3080 Raymond		Oct-09	Corporate Datacenters	185,000	—	9,708	100.0%	100.0%	100.0%	100.0%	100.0%	1.3	1.4
1500 Space Park Drive		Sep-07	Corporate Datacenters	51,615	—	8,790	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	1.2
1525 Comstock Street		Sep-09	Corporate Datacenters	42,385	—	8,682	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.2
1100 Space Park Drive		Nov-04	Internet Gateway Datacenters	165,297	—	8,009	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	1.1
2045 & 2055 LaFayette Street		May-04	Corporate Datacenters	300,000	—	6,840	100.0%	100.0%	100.0%	100.0%	100.0%	2.0	1.0
150 South First Street		Sep-04	Corporate Datacenters	179,761	—	6,658	98.3%	98.3%	98.3%	98.3%	100.0%	1.2	0.9
2334 Lundy Place		Dec-02	Corporate Datacenters	130,752	—	4,784	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.7
1201 Comstock Street		Jun-08	Corporate Datacenters	24,000	—	4,464	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.6
1725 Comstock Street		Apr-10	Corporate Datacenters	39,643	—	4,323	66.7%	38.6%	0.0%	0.0%	0.0%	0.3	0.6
2401 Walsh Street		Jun-05	Corporate Datacenters	167,932	—	3,614	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.5
2950 Zanker Road		Aug-10	Corporate Datacenters	69,700	—	2,884	100.0%	100.0%	100.0%	N/A	N/A	0.5	0.4
3105 & 3115 Alfred Street		May-10	Corporate Datacenters	25,853	24,005	2,385	100.0%	0.0%	0.0%	0.0%	0.0%	0.2	0.3
2403 Walsh Street		Jun-05	Corporate Datacenters	103,940	—	2,237	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.3
4700 Old Ironsides Drive		Jun-05	Corporate Datacenters	90,139	—	1,940	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3
4650 Old Ironsides Drive		Jun-05	Corporate Datacenters	84,383	—	1,816	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3
444 Toyama Drive		Sep-09	Corporate Datacenters	42,083	—	1,777	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
800 Central Expressway		Aug-10	Corporate Datacenters	—	150,000	—	0.0%	0.0%	0.0%	N/A	N/A	0.0	0.0

				1,793,263	174,005	88,858	99.1%					12.3%	12.4%
Northern Virginia
43881 Devin Shafron Drive		Mar-07	Corporate Datacenters	180,000	—	18,431	98.5%	98.5%	98.5%	98.5%	98.5%	1.2%	2.6%
43915 Devin Shafron Drive		May-09	Corporate Datacenters	125,692	6,588	14,966	100.0%	100.0%	75.6%	49.6%	100.0%	0.9	2.1
43791 Devin Shafron Drive		Mar-07	Corporate Datacenters	132,806	2,194	10,346	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	1.4
4030 Lafayette Center Drive		Jul-10	Corporate Datacenters	72,696	—	5,791	100.0%	100.0%	100.0%	N/A	N/A	0.5	0.8
45901 & 45845 Nokes Blvd		Dec-09	Corporate Datacenters	167,160	—	4,416	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.6
44470 Chilum Place		Feb-07	Corporate Datacenters	95,440	—	4,206	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.6
21110 Ridgetop Circle		Jan-07	Corporate Datacenters	135,513	—	2,822	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.4
21561 & 21571 Beaumeade Circle		Dec-09	Corporate Datacenters	164,453	—	2,763	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.4
4050 Lafayette Center Drive		Jul-10	Corporate Datacenters	42,374	—	2,203	34.2%	0.0%	0.0%	N/A	N/A	0.3	0.3
1807 Michael Faraday Court		Oct-06	Corporate Datacenters	19,237	—	1,796	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.3
7505 Mason King Court		Nov-08	Corporate Datacenters	109,650	—	1,777	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2
251 Exchange Place		Nov-05	Corporate Datacenters	70,982	—	1,593	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
43831 Devin Shafron Drive		Mar-07	Corporate Datacenters	117,071	—	1,472	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.2
8100 Boone Boulevard		Oct-06	Corporate Datacenters	17,015	—	938	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.1
43830 Devin Shafron Drive - F		May-09	Corporate Datacenters	16,797	96,453	565	27.0%	N/A	N/A	N/A	N/A	0.1	0.1
4040 Lafayette Center Drive		Jul-10	Corporate Datacenters	30,333	—	376	100.0%	100.0%	100.0%	N/A	N/A	0.2	0.1

				1,497,219	105,235	74,461	97.1%					10.1%	10.4%
San Francisco
365 Main Street		Jul-10	Internet Gateway Datacenters	226,981	—	26,369	84.8%	84.9%	86.1%	N/A	N/A	1.6%	3.7%
200 Paul Avenue 1-4		Nov-04	Internet Gateway Datacenters	494,120	33,560	26,165	96.3%	96.6%	96.3%	99.7%	99.7%	3.4	3.6
720 Second Street		Jul-10	Corporate Datacenters	121,220	—	18,549	97.3%	97.3%	97.5%	N/A	N/A	0.8	2.6

				842,321	33,560	71,083	93.3%					5.8%	9.9%
New York Metro
3 Corporate Place		Dec-05	Corporate Datacenters	276,931	—	16,190	96.1%	96.1%	96.1%	96.1%	95.9%	1.9%	2.3%
111 Eighth Avenue	(3)	Mar-07	Internet Gateway Datacenters	116,843	—	15,320	95.3%	100.0%	100.0%	95.6%	95.6%	0.8	2.1
300 Boulevard East		Nov-02	Corporate Datacenters	311,950	—	14,813	100.0%	100.0%	100.0%	100.0%	100.0%	2.1	2.1
60 & 80 Merritt Boulevard		Jan-10	Corporate Datacenters	169,540	—	12,253	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	1.7
365 S. Randolphville Road		Feb-08	Corporate Datacenters	95,110	169,682	11,537	79.4%	74.5%	74.5%	62.1%	34.6%	0.7	1.6
650 Randolph Road		Jun-08	Corporate Datacenters	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				970,374	297,472	70,113	96.3%					6.7%	9.8%
Chicago
350 East Cermak Road		May-05	Internet Gateway Datacenters	1,129,226	4,513	62,998	96.4%	96.8%	96.3%	94.3%	94.1%	7.7%	8.8%
600-780 S. Federal		Sep-05	Internet Gateway Datacenters	161,547	—	6,504	64.6%	64.6%	65.8%	68.7%	66.3%	1.1	0.9

				1,290,773	4,513	69,502	92.4%					8.8%	9.7%
Phoenix
2121 South Price Road		Jul-10	Corporate Datacenters	293,479	—	32,434	96.5%	97.8%	97.3%	N/A	N/A	2.0%	4.5%
120 E. Van Buren Street		Jul-06	Internet Gateway Datacenters	287,514	—	20,597	85.9%	97.3%	97.5%	97.5%	97.5%	2.0	2.9
2055 East Technology Circle		Oct-06	Corporate Datacenters	76,350	—	8,004	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	1.1

				657,343	—	61,035	92.3%					4.5%	8.5%

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Occupancy Analysis

As of March 31, 2011

(Dollar amounts in thousands)

			Net Rentable Square Feet			Occupancy (2)					Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Acquisition date	Property Type		Redevelopment Space	Annualized Rent ($000) (1)	As of 03/31/11	As of 12/31/10	As of 9/30/10	As of 6/30/10	As of 3/31/10

Dallas
2440 Marsh Lane	Jan-03	Corporate Datacenters	135,250	—	14,615	100.0%	100.0%	100.0%	100.0%	100.0%	0.9%	2.0%
2323 Bryan Street	Jan-02	Internet Gateway Datacenters	457,217	19,890	14,668	73.8%	74.2%	74.5%	75.1%	75.1%	3.1	2.0
4025 Midway Road	Jan-06	Corporate Datacenters	90,058	10,532	8,695	100.0%	100.0%	100.0%	99.8%	99.8%	0.6	1.2
11830 Webb Chapel Road	Aug-04	Corporate Datacenters	365,647	—	6,711	88.4%	96.6%	96.6%	96.6%	96.6%	2.5	0.9
1232 Alma Road	Sep-09	Corporate Datacenters	105,726	—	5,006	67.7%	81.1%	100.0%	77.3%	100.0%	0.7	0.7
14901 FAA Boulevard	Jun-06	Corporate Datacenters	263,700	—	4,817	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	0.7
4849 Alpha Road	Apr-04	Corporate Datacenters	84,552	40,986	2,860	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.4
900 Dorothy Drive	Aug-10	Corporate Datacenters	56,176	—	1,520	100.0%	100.0%	100.0%	N/A	N/A	0.4	0.2
900 Quality Way	Sep-09	Corporate Datacenters	—	112,253	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1400 N Bowser Way	Sep-09	Corporate Datacenters	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1301 International Parkway	Sep-09	Corporate Datacenters	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
904 Quality Way	Sep-09	Corporate Datacenters	—	46,750	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
905 Security Row	Sep-09	Corporate Datacenters	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			1,558,326	747,508	58,892	87.4%					10.6%	8.1%
Boston
128 First Avenue CDO	Jan-10	Corporate Datacenters	274,750	—	22,144	99.6%	99.6%	99.6%	95.7%	95.7%	1.9%	3.1%
55 Middlesex Turnpike	Jan-10	Corporate Datacenters	106,000	—	11,533	89.7%	87.9%	87.9%	87.9%	87.9%	0.7	1.6
100 & 200 Quannapowitt Parkway	Jun-04	Corporate Datacenters	272,033	114,923	4,038	70.0%	100.0%	94.9%	94.9%	94.9%	1.9	0.6
115 Second Avenue	Oct-05	Corporate Datacenters	66,730	—	3,540	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.5
600 Winter Street	Sep-06	Corporate Datacenters	30,400	—	826	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			749,913	114,923	42,081	87.5%					5.2%	5.9%
Los Angeles
600 West Seventh Street	May-04	Internet Gateway Datacenters	482,089	7,633	18,233	95.3%	95.8%	95.8%	94.7%	95.2%	3.3%	2.5%
2260 East El Segundo Boulevard	Jul-10	Corporate Datacenters	132,240	—	11,005	100.0%	100.0%	100.0%	N/A	N/A	0.9	1.5
200 North Nash Street	Jun-05	Corporate Datacenters	113,606	—	2,445	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.3
3015 Winona Avenue	Dec-04	Corporate Datacenters	82,911	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.2
3300 East Birch Street	Aug-03	Corporate Datacenters	68,807	—	1,502	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2

			879,653	7,633	34,825	97.4%					6.1%	4.7%
Philadelphia
833 Chestnut Street	Mar-05	Corporate Datacenters	588,770	65,988	11,647	84.1%	85.5%	85.7%	85.7%	86.0%	4.0%	1.6%

			588,770	65,988	11,647	84.1%					4.0%	1.6%
Atlanta
375 Riverside Parkway	Jun-03	Corporate Datacenters	248,268	1,923	7,249	100.0%	100.0%	100.0%	100.0%	100.0%	1.7%	1.0%
101 Aquila Way	Apr-06	Corporate Datacenters	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	2.1	0.2

			561,849	1,923	8,660	100.0%					3.8%	1.2%
St. Louis
900 Walnut Street	Aug-07	Internet Gateway Datacenters	112,266	—	4,256	99.9%	98.5%	90.6%	97.3%	97.3%	0.8%	0.6%
210 N Tucker Boulevard	Aug-07	Corporate Datacenters	153,588	48,000	2,408	75.8%	80.0%	82.0%	79.4%	78.4%	1.0	0.3

			265,854	48,000	6,664	86.0%					1.8%	0.9%
Miami
36 NE 2nd Street	Jan-02	Internet Gateway Datacenters	162,140	—	4,860	95.9%	95.9%	95.9%	95.9%	95.9%	1.1%	0.7%
2300 NW 89th Place	Sep-06	Corporate Datacenters	64,174	—	635	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.1

			226,314	—	5,495	97.0%					1.5%	0.8%
Houston
12001 North Freeway	Apr-06	Corporate Datacenters	224,275	76,430	3,962	91.9%	75.4%	75.4%	75.4%	75.4%	1.5%	0.6%

			224,275	76,430	3,962	91.9%					1.5%	0.6%
Denver
8534 Concord Center Drive	Jun-05	Corporate Datacenters	85,660	—	3,463	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	0.5%

			85,660	—	3,463	100.0%					0.6%	0.5%
Charlotte
125 North Myers	Aug-05	Internet Gateway Datacenters	25,402	—	1,315	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%
731 East Trade Street	Aug-05	Internet Gateway Datacenters	40,879	—	1,236	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
113 North Myers	Aug-05	Internet Gateway Datacenters	29,218	—	896	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			95,499	—	3,447	100.0%					0.7%	0.5%
Toronto, Canada
6800 Millcreek Drive	Apr-06	Corporate Datacenters	83,758	—	1,576	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	0.2%

			83,758	—	1,576	100.0%					0.6%	0.2%
Minneapolis/St. Paul
1125 Energy Park Drive	Mar-05	Corporate Datacenters	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	0.8%	0.2%

			112,827	—	1,437	100.0%					0.8%	0.2%

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Occupancy Analysis

As of March 31, 2011

(Dollar amounts in thousands)

			Net Rentable Square Feet				Occupancy (2)					Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Acquisition date	Property Type			Redevelopment Space	Annualized Rent ($000) (1)	As of 03/31/11	As of 12/31/10	As of 9/30/10	As of 6/30/10	As of 3/31/10

Austin
7620 Metro Center Drive	Dec-05	Corporate Datacenters	45,000		—	605	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.1%
7500 Metro Center Drive	Dec-05	Corporate Datacenters	—		74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			45,000		74,962	605	100.0%					0.3%	0.1%
Sacramento
3065 Gold Camp Drive	Oct-04	Corporate Datacenters	62,957		—	280	21.1%	21.1%	21.1%	100.0%	100.0%	0.4%	0.0%

			62,957		—	280	21.1%					0.4%	0.0%
EUROPE

London, England
3 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	62,143		34,241	10,733	80.0%	46.9%	79.5%	100.0%	100.0%	0.4%	1.5%
Mundells Roundabout	Apr-07	Corporate Datacenters	113,464		—	7,704	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.1
Cressex 1	Dec-07	Corporate Datacenters	50,847		—	7,121	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.0
6 Braham Street	Jul-02	Internet Gateway Datacenters	63,233		—	4,705	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.7
1 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	20,219		—	273	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0
2 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	—		30,612	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			309,906		64,853	30,536	96.0%					2.0%	4.3%
Dublin, Ireland
Unit 9, Blanchardstown Corporate Park	Dec-06	Corporate Datacenters	120,000		—	9,468	92.2%	99.0%	99.0%	99.1%	98.8%	0.8%	1.3%
Clonshaugh Industrial Estate II	Feb-06	Corporate Datacenters	124,500		—	9,195	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	1.3
Clonshaugh Industrial Estate	Feb-06	Corporate Datacenters	20,000		—	1,577	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2

			264,500		—	20,240	96.4%					1.8%	2.8%
Paris, France
114 Rue Ambroise Croizat	Dec-06	Internet Gateway Datacenters	332,300		19,846	18,783	91.6%	91.9%	91.9%	90.5%	90.5%	2.3%	2.6%

			332,300		19,846	18,783	91.6%					2.3%	2.6%
Amsterdam, Netherlands
Naritaweg 52	Dec-07	Corporate Datacenters	63,260		—	2,746	100.0%	100.0%	100.0%	100.0%	100.0%	0.4%	0.4%
Paul van Vlissingenstraat 16	Aug-05	Corporate Datacenters	77,472		35,000	2,298	58.8%	58.8%	58.8%	58.8%	58.8%	0.5	0.3
Gyroscoopweg 2E-2F	Jul-06	Corporate Datacenters	55,585		—	1,270	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2
Cateringweg 5	Jun-10	Corporate Datacenters	—		55,972	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			196,317		90,972	6,314	83.7%					1.3%	0.9%
Manchester, England
Manchester Technopark, Plot C1	Jun-08	Corporate Datacenters	38,016		—	2,035	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.3%

			38,016		—	2,035	100.0%					0.3%	0.3%
Geneva, Switzerland
Chemin de l’Epinglier 2	Nov-05	Corporate Datacenters	59,190		—	1,741	100.0%	100.0%	100.0%	100.0%	100.0%	0.4%	0.2%

			59,190		—	1,741	100.0%					0.4%	0.2%
ASIA PACIFIC

Singapore
29A International Business Park	Nov-10	Corporate Datacenters	61,578		308,922	1,704	16.8%	16.8%	N/A	N/A	N/A	0.4%	0.2%

			61,578		308,922	1,704	16.8%					0.4%	0.2%
NON-DATACENTER PROPERTIES

34551 Ardenwood Boulevard 1-4	Jan-03	Technology Manufacturing	307,657		—	9,177	100.0%	100.0%	100.0%	100.0%	100.0%	2.1%	1.3%
47700 Kato Road & 1055 Page Avenue	Sep-03	Technology Manufacturing	183,050		—	4,025	100.0%	100.0%	100.0%	100.0%	100.0%	1.3	0.6
2010 East Centennial Circle	May-03	Technology Manufacturing	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.4
1 Savvis Parkway	Aug-07	Technology Office	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.4
908 Quality Way	Sep-09	Technology Office	14,400		—	24	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0

			774,512		—	18,722	100.0%					5.4%	2.7%

Portfolio Total/Weighted Average			14,628,267	(4)	2,236,745	718,161	93.5%	94.6%	95.0%	95.0%	95.2%	100.0%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net rentable square feet excludes square footage at two joint ventures: 2001 Sixth Avenue in Seattle, WA (400,369 rentable square feet) which was 95.96% occupied and 700 -750 Central Expressway in Santa Clara, CA (306,144 rentable square feet) which was 100% occupied as of March 31, 2011.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Major Tenants

As of March 31, 2011

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	Savvis Communications	19	2,001,885	13.7%	$55,608	7.7%	104
2	Equinix Operating Company, Inc.	8	725,558	5.0%	$30,566	4.3%	83
3	Facebook, Inc.	4	231,648	1.6%	$30,070	4.2%	89
4	Morgan Stanley	5	173,506	1.2%	$25,799	3.6%	42
5	TelX Group, Inc.	11	202,987	1.4%	$23,569	3.3%	182
6	CenturyLink, Inc. (3)	17	632,658	4.3%	$21,222	3.0%	67
7	NTT Communications Company	5	307,887	2.1%	$18,773	2.6%	50
8	AT & T	18	610,384	4.2%	$17,844	2.5%	91
9	Level 3 Communications, LLC	26	321,543	2.2%	$12,280	1.7%	112
10	Softlayer Technologies, Inc.	4	169,390	1.2%	$11,335	1.6%	119
11	Pfizer, Inc.	1	87,049	0.6%	$11,201	1.6%	81
12	TATA Communications (UK)	2	105,366	0.7%	$10,370	1.4%	81
13	Yahoo! Inc.	2	110,847	0.8%	$10,056	1.4%	79
14	BT Americas, Inc.	3	67,685	0.5%	$9,405	1.3%	74
15	JPMorgan Chase & Co.	2	117,953	0.8%	$9,274	1.3%	134
16	eircom Limited	1	124,500	0.9%	$9,195	1.3%	100
17	Sprint Communications Co., LP	6	173,319	1.2%	$9,159	1.3%	42
18	Microsoft Corporation	3	320,528	2.2%	$9,002	1.3%	55
19	T-Systems North America, Inc.	2	77,610	0.5%	$8,377	1.2%	36
20	Amazon	5	281,384	1.9%	$8,211	1.1%	121

	Total/Weighted Average		6,843,687	47.0%	$341,316	47.7%	91

(1)	Occupied square footage is defined as leases that have commenced on or before March 31, 2011. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	CenturyLink, Inc. completed its merger with Qwest Communications International, Inc. on April 1, 2011.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Lease Expirations and Lease Distribution

Lease Expirations

As of March 31, 2011

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		950,692	6.5%	—	0.0%
2011	289	884,795	6.0%	39,021	5.4%	$44.10	44.18	39,093
2012	216	341,934	2.3%	34,869	4.9%	$101.98	104.46	35,720
2013	224	946,521	6.5%	69,768	9.7%	$73.71	78.95	74,728
2014	172	1,303,068	8.9%	86,782	12.1%	$66.60	72.19	94,072
2015	122	2,103,737	14.4%	87,482	12.2%	$41.58	45.57	95,877
2016	108	1,255,234	8.6%	61,313	8.5%	$48.85	55.14	69,210
2017	51	892,499	6.1%	34,774	4.8%	$38.96	45.99	41,047
2018	72	1,021,000	7.0%	47,537	6.6%	$46.56	58.06	59,275
2019	76	1,612,646	11.0%	96,944	13.5%	$60.11	73.34	118,265
2020	71	771,009	5.3%	50,399	7.0%	$65.37	85.34	65,798
Thereafter	165	2,545,132	17.4%	109,272	15.3%	$42.93	64.66	164,558

Portfolio Total /Weighted Average	1,566	14,628,267	100.0%	$718,161	100.0%	$52.51	$62.70	$857,643

Lease Distribution

As of March 31, 2011

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent

Available			950,692	6.5%	—	0.0%
2,500 or less	1,017	64.9%	437,545	3.0%	54,081	7.5%
2,501 - 10,000	275	17.6%	1,558,869	10.7%	134,905	18.8%
10,001 - 20,000	115	7.3%	1,916,291	13.1%	145,012	20.2%
20,001 - 40,000	78	5.0%	2,305,975	15.8%	141,777	19.7%
40,001 - 100,000	55	3.5%	3,616,359	24.7%	142,860	19.9%
Greater than 100,000	26	1.7%	3,842,535	26.2%	99,526	13.9%

Portfolio Total	1,566	100.0%	14,628,267	100.0%	$718,161	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Lease Expirations - By Product Type

As of March 31, 2011

(Dollar amounts in thousands)

TURN-KEY DATACENTER

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		274,395	1.9%	—	0.0%
2011	171	165,805	1.1%	$27,926	3.9%	$168.43	$168.85	$27,997
2012	135	183,681	1.3%	$30,010	4.2%	$163.38	$167.42	$30,751
2013	139	410,699	2.8%	$54,779	7.6%	$133.38	$143.87	$59,089
2014	80	362,639	2.5%	$53,838	7.5%	$148.46	$162.17	$58,809
2015	31	184,576	1.3%	$22,603	3.1%	$122.46	$134.70	$24,863
2016	47	274,769	1.9%	$31,930	4.4%	$116.21	$131.30	$36,077
2017	12	146,289	1.0%	$14,697	2.0%	$100.47	$122.18	$17,874
2018	30	232,731	1.6%	$24,213	3.4%	$104.04	$138.52	$32,237
2019	26	404,220	2.8%	$57,027	7.9%	$141.08	$174.57	$70,565
2020	24	248,358	1.7%	$32,655	4.5%	$131.48	$173.10	$42,991
Thereafter	53	486,260	3.3%	$46,162	6.5%	$94.93	$158.26	$76,955

Portfolio Total / Weighted Average	748	3,374,422	23.2%	$395,840	55.0%	$127.69	$154.26	$478,208

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		342,412	2.3%	—	0.0%
2011	51	437,035	3.0%	$5,221	0.7%	$11.95	$11.95	$5,221
2012	36	68,233	0.5%	$3,279	0.5%	$48.06	$49.39	$3,370
2013	44	286,404	2.0%	$9,665	1.3%	$33.75	$34.71	$9,942
2014	47	677,488	4.6%	$28,715	4.0%	$42.38	$45.45	$30,795
2015	54	1,656,256	11.3%	$55,210	7.7%	$33.33	$36.90	$61,111
2016	32	787,319	5.4%	$26,409	3.7%	$33.54	$37.84	$29,795
2017	11	156,422	1.1%	$7,303	1.0%	$46.69	$56.28	$8,803
2018	10	567,986	3.9%	$18,575	2.6%	$32.70	$37.73	$21,428
2019	21	1,133,240	7.7%	$38,402	5.3%	$33.89	$40.43	$45,812
2020	27	366,903	2.5%	$14,869	2.1%	$40.53	$52.63	$19,311
Thereafter	65	1,811,085	12.3%	$59,870	8.4%	$33.06	$45.65	$82,680

Portfolio Total /Weighted Average	398	8,290,783	56.6%	$267,518	37.3%	$33.66	$40.04	$318,268

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		333,885	2.3%	—	0.0%
2011	67	281,955	1.9%	$5,873	0.8%	$20.83	$20.84	$5,875
2012	45	90,020	0.6%	$1,580	0.2%	$17.55	$17.75	$1,598
2013	41	249,418	1.7%	$5,324	0.7%	$21.35	$22.84	$5,697
2014	45	262,941	1.8%	$4,229	0.6%	$16.08	$17.00	$4,469
2015	37	262,905	1.8%	$9,670	1.3%	$36.78	$37.66	$9,902
2016	29	193,146	1.3%	$2,975	0.4%	$15.40	$17.28	$3,338
2017	28	589,788	4.0%	$12,774	1.8%	$21.66	$24.36	$14,370
2018	32	220,283	1.5%	$4,748	0.7%	$21.55	$25.47	$5,610
2019	29	75,186	0.5%	$1,515	0.2%	$20.15	$25.12	$1,889
2020	20	155,748	1.1%	$2,875	0.4%	$18.46	$22.45	$3,497
Thereafter	47	247,787	1.7%	$3,240	0.6%	$13.08	$19.86	$4,922

Portfolio Total / Weighted Average	420	2,963,062	20.2%	$54,803	7.7%	$20.84	$23.26	$61,167

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Summary of Leasing Activity

Leases Signed in the Quarter Ended March 31, 2011(1)(2)(3)

	Number of Leases	Net Rentable Square Feet	Expiring Rental Rate PSF	New Rental Rate PSF	Rental Rate % Changes	TI’s/Lease Commissions PSF	Weighted Avg Lease Term (Months)

Leasing Activity

Renewals Signed
Turn-Key Datacenter	6	57,698	$120.34	$131.75	9.49%	$6.45	43.6 months
Powered Base Building	1	1,743	$65.24	$79.77	22.27%	—	120.0 months
Non-technical	8	68,936	$20.78	$22.05	6.09%	$12.76	103.3 months

New Leases Signed
Turn-Key Datacenter	7	56,610	—	$177.07	—	$25.13	92.6 months
Powered Base Building	2	185,602	—	$23.34	—	$13.35	131.6 months
Non-technical	18	41,840	—	$25.17	—	$24.92	99.5 months

Total Leasing Activity

Turn-Key Datacenter	13	114,308	—	$154.20	—	—	—
Powered Base Building	3	187,345	—	$23.86	—	—	—
Non-technical	26	110,776	—	$23.23	—	—	—

(1)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight-line rents in accordance with GAAP.
(2)	Excludes 20 colocation leases signed for 2,012 rentable square feet at an average GAAP rental rate of $299.26 per square foot, and two datacenter master leases signed for 34,193 rentable square feet at an average GAAP rental rate of $84.27 per square foot with a weighted average lease term of 179.3 months.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Summary of Leasing Activity

Leases Commenced in the Quarter Ended March 31, 2011(1)(2)(3)

	Number of Leases	Net Rentable Square Feet	Expiring Rental Rate PSF	New Rental Rate PSF	Rental Rate % Changes	TI’s/Lease Commissions PSF	Weighted Avg. Lease Term (Months)

Leasing Activity

Renewals Commenced
Turn-Key Datacenter	5	43,246	$140.03	$145.68	4.04%	$8.52	54.2 months
Powered Base Building	1	1,743	$65.24	$79.77	22.27%	—	120.0 months
Non-technical	8	81,161	$20.13	$22.29	10.71%	$15.52	108.5 months

New Leases Commenced
Turn-Key Datacenter	13	97,194	—	$196.32	—	$29.48	108.6 months
Powered Base Building	0	0	—	$0.00	—	$0.00	0.0 months
Non-technical	21	119,554	—	$22.83	—	$14.82	82.9 months

Total Leasing Activity
Turn-Key Datacenter	18	140,440	—	$180.72	—	—	—
Powered Base Building	1	1,743	—	$79.77	—	—	—
Non-technical	29	200,715	—	$22.61	—	—	—

(1)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight-line rents in accordance with GAAP.
(2)	Excludes 17 colocation leases commenced for 1,718 rentable square feet at an average GAAP rental rate of $326.27 per square foot, and one datacenter master lease commenced for 4,379 rentable square feet at an average GAAP rental rate of $77.46 per square foot with a weighted average lease term of 120.8 months.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Historical Capital Expenditures

	Three Months Ended
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Recurring capital expenditures (1) (2)	$3,716,000	$7,464,000	$3,660,000	$5,044,000	$5,180,000

Non-recurring capital expenditures (2)	$119,971,000	$127,942,000	$81,816,000	$74,735,000	$54,743,000
Total net rentable square feet at period end excluding redevelopment space (3)	14,628,267	14,584,914	14,456,127	13,270,035	13,211,992

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	Recent property acquisitions may make a period-over-period comparison difficult. For a list of the acquisition dates of our properties, see page 19.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Construction Activity Report

As of March 31, 2011

(in square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Redevelopment Inventory Under Construction	Development Inventory Under Construction	Redevelopment Inventory Pre-Construction	Total Construction In Progress	Space Held for Future Redevelopment	Total Inventory
Atlanta	—	—	—	—	1,923	1,923
Austin	—	—	—	—	74,962	74,962
Boston	14,097	—	—	14,097	100,826	114,923
Chicago	—	—	—	—	4,513	4,513
Dallas	20,306	—	20,305	40,611	706,897	747,508
Houston	18,736	—	—	18,736	57,694	76,430
Los Angeles	7,633	—	—	7,633	—	7,633
New York	72,826	60,100	—	132,926	224,646	357,572
Northern Virginia	32,962	305,138	—	338,100	72,273	410,373
Philadelphia	—	—	—	—	65,988	65,988
Phoenix	—	226,143	—	226,143	—	226,143
San Francisco	—	—	—	—	33,560	33,560
Silicon Valley	24,005	—	23,774	47,779	126,226	174,005
St. Louis	—	—	—	—	48,000	48,000
Amsterdam, Netherlands	90,972	—	—	90,972	—	90,972
Paris, France	—	—	—	—	19,846	19,846
London, England	64,853	—	—	64,853	—	64,853
Singapore	—	—	52,929	52,929	255,993	308,922

Grand Total	346,390	591,381	97,008	1,034,779	1,793,347	2,828,126

Total US Markets	190,565	591,381	44,079	826,025	1,517,508	2,343,533

Total Intl Markets	155,825	—	52,929	208,754	275,839	484,593

% Leased(¹)	66.1%	51.6%	20.9%	53.6%	2.3%	21.1%

Construction in Progress by Product Type

	US	Europe	Asia/Pacific	Total	% Leased
Turn-Key Datacenter®	161,818	73,878	52,929	288,625	36.3%
Powered Base Building®	664,207	25,975	—	690,182	57.1%
Build-to-Suit	—	55,972	—	55,972	100.0%

Total Construction in Progress by Product Type	826,025	155,825	52,929	1,034,779	53.6%

Redevelopment Activity

	US	Europe	Asia/Pacific	Total	% Leased
Redevelopment Space as of December 31, 2010	1,673,946	183,980	308,922	2,166,848	—
Acquired Redevelopment Space and New Construction Space	234,391	—	—	234,391	—
Converted Redevelopment Space:
Turn-Key Datacenter®	(146,491)	(8,309)	—	(154,800)	56.7%
Powered Base Building®	(9,694)	—	—	(9,694)	82.5%
Build-to-Suit	—	—	—	—	—
Remeasurement Adjustments	—	—	—	—	—

Redevelopment Space as of March 31, 2011	1,752,152	175,671	308,922	2,236,745	—

(1)	Represents leases signed.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended March 31, 2011

(Dollar amounts in thousands)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Footage	Net Rentable Square Footage	Direct Project Cost - Spent to Date	Direct Project Cost - to be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot

Turn-Key Datacenter Under Construction as of March 31, 2011 (2)	—	288,625	$77,002	$115,446	$192,448	$667
Build-to-Suit Under Construction as of March 31, 2011 (2)	—	55,972	14,464	32,116	46,580	$832
Powered Base Building Under Construction as of March 31, 2011 (2)	—	690,182	18,590	62,899	81,489	$118
Base Building Improvements to Current/In Progress Space Under Construction	—	—	11,457	6,482	17,939
Base Building Improvements to Support Future Development (3)	1,376,340	—	20,041	115,932	135,973	$99
Base Building Improvements to Operating Portfolio (3)	1,649,097	—	12,345	26,323	38,668	$23

Equipment Pool (4)	—	—	11,940	4,329	16,269

TOTAL	3,025,437	1,034,779	$165,839	$363,527	$529,366

Notes:

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e., interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects.
(3)	Square footage represents square feet that will be benefited from these base building improvements.
(4)	Pool account - not job specific.

DIGITAL REALTY TRUST, INC.

First Quarter 2011

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our preferred stock. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3. Other REITs may not calculate Run-rate NOI in the same manner we do and, accordingly, our Run-rate NOI may not be comparable to such other REITs’ Run-rate NOI. Accordingly, Run-rate NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.